Exhibit 99.4

Employee Q&A

•	Why is Covanta being acquired by EQT?

On October 29th of last year, Covanta introduced Mike Ranger as our new CEO, who in turn announced the commencement of a Board approved strategic review of Covanta’s operation designed to unlock shareholder value which had failed to recover in the aftermath of the global COVID pandemic. EQT’s environmental focus and Covanta’s role as a provider of sustainable waste and energy solutions is a great match, and EQT’s agreement to pay $20.25/share recognizes the value we see in our business and represents an excellent outcome of our strategic review.

•	Who is EQT and why do they want to buy Covanta?

Founded in 1994 and based in Sweden, EQT is a leading purpose-driven global infrastructure investment organization with deep ties to the waste and energy sectors. Their investments place a strong emphasis on sustainability and environmental stewardship. EQT focuses on creating value in the entities it acquires by growing them. EQT was attracted to Covanta’s leadership position in the North American waste-to-energy market and is purchasing the company because of their belief in our business, our benefits of sustainable waste management and energy solutions and our future growth potential.

•	Has EQT ever previously invested in the waste sector?

Yes, EQT has invested in waste-to-energy businesses in Europe. This is its first U.S waste-to-energy investment.

•	If we are having such a strong year, why are we selling the company?

Despite our strong operational performance, the value inherent in our business has not been fully reflected in our market valuation for some time. We have an obligation to our shareholders to uncover this value, and to our employees, clients and customers to ensure the long-term financial health of the enterprise. As such, the value EQT has placed on Covanta delivers superior value to shareholders, and importantly places a value on the business going forward that reflects a commitment to Covanta that is exciting for all.

•	Will Covanta continue to operate as we are today, or are we being absorbed into EQT?

Covanta will not be absorbed into EQT. Rather, Covanta will be a standalone portfolio company of EQT. Covanta’s employees are expected to continue to manage and grow the business as a portfolio company within EQT.

•	Will EQT invest in our growth pipeline?

Yes, EQT will continue to invest in our successful pipeline of projects in Ireland and the UK.

•	Will there be layoffs?

As was communicated by Mike Ranger at the end of April, the company has developed plans to address changes to our overhead spend that will better support the business, and which will result in securing $30M in savings by the end of 2022, some of which reflects position eliminations throughout the overhead functions supporting the business. As more details are developed and available, they will be shared.

Employee Q&A

•	Will my job change?

For most employees, there will be no change in your day-to-day activities. It is critical that we continue to focus on safety, running the business, serving our customers, developing opportunities and delivering results. We have done this admirably throughout the pandemic, and we need to maintain our commitment and momentum as we move forward.

•	Will my compensation change?

We do not anticipate major changes but new ownership may have compensation approaches and guidelines that will need to be implemented. As we learn more, we will share these changes with all impacted employees.

•	Will my insurance or other benefits change under this new ownership?

New ownership may have updated benefits policy approaches that we will need to incorporate into our employee offerings. At this time, we don’t anticipate changes for 2022 and will plan to hold 2022 annual benefits enrollment in the fall like we do each year.

•	When will the transaction be final?

The transaction is subject to shareholder and regulatory approvals with an expectation of a 4th Quarter closing.

•	Will Covanta’s name change?

There are no plans to change Covanta’s name at this time. EQT recognizes Covanta’s reputation and brand as a world leading provider of sustainable waste and energy solutions.

•	Will Covanta’s headquarters stay in Morristown?

There are no plans for Covanta to move its headquarters from Morristown, NJ.

•	Will Mike Ranger remain as Covanta’s CEO?

Mike was appointed to the role of CEO to oversee a comprehensive strategic review of Covanta’s operations, growth priorities and capital structure in an effort to maximize value for our shareholders. In due course, EQT will make decisions regarding the CEO role, in consultation with Mike.

•	Will Covanta’s Executive and Senior Leadership Teams remain in place?

As is the case with any new ownership, EQT will name a Board of Directors, which will work with the executive team in making decisions regarding organizational leadership.

•	What happens with the work I’m doing today?

The work you are doing today doesn’t change. Covanta will continue to operate business as usual until the acquisition is closed. While some change is inevitable, going forward, Covanta employees will continue to do what you have been doing – providing our customers and communities with sustainable waste and energy solutions, while performing our work safely and injury-free.

•	How are customers being notified of this change and what message should be conveyed to customers and external stakeholders?

Letters will be sent to clients/customers notifying them of the acquisition. Other external stakeholders are also being formally notified. While this is a significant change, EQT’s underlying investment model is owning businesses with a strong track record in sustainability and investing in them as a strategic growth opportunity. That is an exciting development for all of Covanta’s stakeholders.

Employee Q&A

•	What should we do if someone from the media calls?

Please direct any media inquiries to Marketing and Communications - [intentionally omitted].

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

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